UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 14, 2020, Wrap Technologies, Inc., a Delaware corporation (the “Company”), through its wholly owned subsidiary Wrap Reality, Inc. (“Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with NSENA Inc, a Delaware corporation (“NSENA”) and Ethan Moeller (“Moeller”), the majority stockholder of NSENA to acquire all of NSENA’s right, title, and interest in, to, and under all of its tangible and intangible assets, properties, and rights of every kind and nature and wherever located, except for the specific excluded assets, that relate to, or are used or held for use in connection with NSENA’s business (the “Transaction”). In addition, the Company also agreed to hire three NSENA persons as employees (including Moeller) (“Key Employees”) and engage two NSENA consultants (“Consultants”), (Key Employees and Consultants collectively the “Key Persons”), at the consummation of the Transaction. On December 14, 2020, the Company, Buyer, Seller and Key Persons completed the transactions as contemplated by the Asset Purchase Agreement (the “Closing”).

Pursuant to the terms of the Asset Purchase Agreement, at the Closing, Buyer paid to NSENA cash consideration of $210,000 and agree to pay $100,000 on March 15, 2021, $100,000 on June 15, 2021 and $75,000 on September 15, 2021. In addition, the Buyer assumed $15,000 of liabilities related to funds received by NSENA but unearned on existing revenue related contract arrangements. As additional earn-out consideration the Buyer has agreed to pay NSENA 10% of net revenues (or a lesser amount equal to 50% of direct profit) from specific identified prospects that become revenue customers before September 30, 2021 but only on amounts collected between Closing and June 30, 2022.

At Closing each of the Key Employees executed an At-Will Employment, Confidential Information, Non-Compete/ Non-Solicitation, Invention Assignment, and Arbitration Agreement (the “Non-Compete Agreement”) and the Key Employees were issued service-based stock options exercisable for an aggregate of 150,000 shares of the Company’s common stock exercisable for ten years at $5.46 per share, vesting over two years unless accelerated by certain events. Mr. Moeller was granted an additional ten-year performance-based stock option on 100,000 shares of common stock based on achieving certain virtual reality revenue targets by December 1, 2024. Each of the two Consultants were granted service-based stock options exercisable for 20,000 shares of the Company’s common stock for five years at $5.46 per share, vesting over two years unless accelerated by certain events.

The foregoing description of the terms of the Asset Purchase Agreement and Non-Compete Agreements do not purport to be complete and is subject to, and is qualified in its entirety by reference to the agreements which are filed as Exhibits 2.1 and 2.2, respectively, to this report.

The Asset Purchase Agreement has been filed as Exhibit 2.1 to this report to provide investors and securities holders with information regarding its terms. It is not intended to provide any other factual information about the parties to the Asset Purchase Agreement or the business acquired. The Asset Purchase Agreement contains representations and warranties that the parties to the Asset Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Asset Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securities holders, and (iii) were made only as of the date of the Asset Purchase Agreement or as of such other date or dates as may be specified in the Asset Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors and securities holders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 2.01 for a description of the minimum future installment obligations aggregating $275,000 under the Asset Purchase Agreement.

Item 7.01 Regulation FD Disclosure

On December 16, 2020, the Company issued a press release announcing completion of the Transaction, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: December 16, 2020	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
2.1
Asset Purchase Agreement between NSENA Inc. and Wrap Reality, Inc. dated as of December 14, 2020. In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Asset Purchase Agreement are not filed herewith.  The Asset Purchase Agreement identifies such schedules and exhibits, including the general nature of their content.  The Company undertakes to provide such schedules and exhibits to the SEC upon request.

2.2	Form of At-Will Employment, Confidential Information, Non-Compete/ Non-Solicitation, Invention Assignment, and Arbitration Agreement between the Key Employees and the Company dated December 14, 2020
99.1	Press Release dated December 16, 2020